UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
POSTROCK ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2012.

POSTROCK ENERGY CORPORATION

POSTROCK ENERGYCORPORATION 210 PARK AVE., SUITE 2750 OKLAHOMA CITY, OK 73102

Meeting Information

MeetingType: Annual Meeting

For holders as of: March 21, 2012

Date: May 9, 2012 Time: 1:30 PM Location: Ronald J. Norick Downtown Library 300 Park Avenue 4th Floor (Rooms A and B) Oklahoma City, OK 73102

You are receiving this communication because you hold shares in the above named company.

This communication is not a form for voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy at no charge (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M44567-P22819

Before You Vote

How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K 3. Any amendments thereto required to be furnished to shareholders

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, picture identification and evidence of ownership. Please check the meeting materials for any special requirements for meeting P22819 attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the annual—meeting can be found at www.pstr.com.

M44568 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following Director nominees:

1. Election of Directors

Nominees:

01) Nathan M. Avery 05) Duke R. Ligon 02) Terry W. Carter 06) J. Philip McCormick 03) William H. Damon III 07) Mark A. Stansberry 04) Thomas J. Edelman

The Board of Directors recommends you vote FORproposals 2, 3 and 4.

2. To approve an amendment to the Company’s 2010 Long-Term Incentive Plan: (i) increasing the number of shares of common stock reserved for issuance under the Plan by 3,000,000 shares, and (ii) increasing the individual annual grant limits with respect to equity awards from 150,000 shares to 300,000 shares.

3. To approve an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 100,000,000 shares.

4. To ratify the appointment of UHYLLP as the Company’s independent registered public accounting firm for 2012.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

M44569-P22819